UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

THE TORO COMPANY
(Exact name of registrant as Specified in Its Charter)

Delaware	1-8649	41-0580470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of Principal Executive Offices)		(Zip Code)

(952) 888-8801
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 1, 2019, The Toro Company ("Toro") filed a Current Report on Form 8-K with the Securities and Exchange Commission ("Original 8-K") reporting Toro's acquisition of The Charles Machine Works, Inc. ("CMW"). Toro is filing this Amendment No. 1 to the Original 8-K to amend and supplement the Original 8-K to include financial statements of CMW and pro forma financial information as required by Item 9.01(a) and 9.01(b) of Form 8-K. This Amendment No. 1 should be read together with the Original 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of CMW as of and for the years ended December 31, 2018 and 2017 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of earnings for the six months ended May 3, 2019 and for the fiscal year ended October 31, 2018 and the notes to unaudited pro forma condensed combined financial information, all giving effect to the acquisition of CMW, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d)    Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
99.1	Audited consolidated financial statements of The Charles Machine Works, Inc. as of and for the years ended December 31, 2018 and 2017.
99.2
Unaudited pro forma condensed combined statements of earnings for the six months ended May 3, 2019 and for the fiscal year ended October 31, 2018 and the notes to unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: June 13, 2019	/s/ Renee J. Peterson
Renee J. Peterson
Vice President, Treasurer and Chief Financial Officer